UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008 tw telecom inc.

(Exact name of Registrant as Specified in Charter)

Delaware	0-30218	84-1500624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

Time Warner Telecom Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 12, 2008, Time Warner Telecom Inc. issued a press release setting forth its results of operations and financial condition for the first quarter of 2008 and as at March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

On March 12, 2008, Time Warner Telecom Inc. changed its corporate name to tw telecom inc. through an amendment to its Restated Certificate of Incorporation that was approved by written consent of its stockholders on September 26, 2006. The Company is presently using its former name, Time Warner Telecom Inc., as a trade name until July 1, 2008 when the Company will begin using tw telecom inc. as its name and tw telecom as its brand.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Press release issued May 12, 2008, by Time Warner Telecom Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ Tina Davis
Name:	Tina Davis
Title:	Senior Vice President and
Deputy General Counsel

Dated: May 12, 2008

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Press release issued May 12, 2008 by Time Warner Telecom Inc.